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                                               WEITZ SERIES FUND, INC.

                                                 FIXED INCOME FUND

                                              GOVERNMENT MONEY MARKET
                                                        FUND

                                                     QUARTERLY

                                                       REPORT

                                                    JUNE 30, 1999

                                            ONE PACIFIC PLACE, SUITE 600
                                                1125 SOUTH 103 STREET
                                             OMAHA, NEBRASKA 68124-6008

                                                    402-391-1980
                                             800-232-4161 (INFORMATION)
                                              800-773-6472 (AUTOMATED)
                                              402-391-2125 (FACSIMILE)

                                                   WWW.WEITZFUNDS.COM

                               TABLE OF CONTENTS

FIXED INCOME FUND
      Performance Since Inception....................................................          3
      Shareholder Letter.............................................................          4
      Schedule of Investments........................................................          6

GOVERNMENT MONEY MARKET FUND
      Shareholder Letter.............................................................         10
      Schedule of Investments........................................................         11

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Fixed Income Fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five, and ten year periods ended June 30, 1999.

                  VALUE OF        VALUE OF         VALUE OF
                   INITIAL       CUMULATIVE       CUMULATIVE      TOTAL
                   $10,000      CAPITAL GAIN      REINVESTED    VALUE OF   ANNUAL RATE
 PERIOD ENDED    INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES     OF RETURN
---------------  -----------  -----------------  -------------  ---------  -----------

Dec. 23, 1988     $  10,000              --               --    $  10,000          --
Dec. 31, 1988         9,939              --               68       10,007          --
Dec. 31, 1989        10,020              --              900       10,920         9.1%
Dec. 31, 1990        10,232              12            1,661       11,905         9.0
Dec. 31, 1991        10,625              13            2,597       13,235        11.4
Dec. 31, 1992        10,557              13            3,396       13,966         5.5
Dec. 31, 1993        10,820              14            4,258       15,092         8.1
Dec. 31, 1994         9,961              13            4,763       14,737        -2.4
Dec. 31, 1995        10,847              14            6,199       17,060        15.8
Dec. 31, 1996        10,637              13            7,158       17,808         4.4
Dec. 31, 1997        10,916              14            8,419       19,349         8.6
Dec. 31, 1998        10,989              14            9,653       20,656         6.8
June 30, 1999        10,895              14            9,814       20,723         0.3+

The Fixed Income Fund's average annual total return for the one, five and ten year periods ended June 30, 1999, was 3.4%, 7.1% and 7.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $9,518. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 1/1/99 through 6/30/99

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                        JUNE 30, 1999 - QUARTERLY REPORT

                                                                    July 7, 1999

Dear Fellow Shareholder:

      The Fixed Income Fund's total return for the second quarter of 1999 was -0.4%, which consisted of +1.5% from net interest income (after deducting fees and expenses) and -1.9% from (unrealized) depreciation of our bonds. This brings our year to date return to +0.3%. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                                           1 YEAR       5 YEARS
                                                                         -----------  -----------
FIXED INCOME FUND                                                               3.4%         7.1%
Average Intermediate Investment
  Grade Fixed Income Fund*                                                      2.0%         6.9%

*Source: Lipper Analytical Services

      The following table shows a profile of our portfolio as of June 30:

Average Maturity                                                6.8 years
Average Duration                                                4.2 years
Average Coupon                                                  6.8%
30-Day SEC Yield at 6-30-99                                     5.6%
Average Rating                                                  AA

OVERVIEW

      Worries about a global credit crisis, so prevalent nine months ago gave way to renewed concerns of an overheating domestic economy during the second quarter. With the world's economic situation seemingly on the mend, the Federal Reserve elected to raise short-term interest rates in order to preempt either real or potential inflationary pressures, which could disrupt economic growth. The Fed cited continued tight labor markets and potentially unsustainable high economic growth as the primary factors in their decision.

      The bond market, however, had already done much of the Fed's "heavy lifting" prior to the Fed's actual monetary action. Bond yields, for example, have risen approximately 1 1/2% from their lows reached last October. Rising interest rates mean falling bond prices, and our portfolio was not immune. Fortunately, the impact was not major, due to our strategy of investing in high quality, intermediate-term bonds.

      For a long-term investor, the depressed rate of return during the quarter should not be cause for alarm. The declines in the prices of our bonds were strictly a function of rising interest rates and had nothing to do with credit quality. We are comfortable with the quality of our bonds and expect any decline from face value to be recovered at maturity (if not before).

      The good news is that when interest rates increase and inflation remains low, we can reinvest our income at very attractive "real" rates of return. With good quality bonds available at 7% yields, the real rate of return (nominal rates minus expected inflation) is about 4 1/2%. This is high by historical standards.

      We cannot predict interest rates, and we will never make any "risk the farm" bets that rates have peaked, but we try to lean to the longer side when pessimism rules and rates are generally high, and to shorten our maturities when optimism leads to (inadequate) lower rates.

AN INVITATION TO SHAREHOLDERS

      As we continue our conversion to the new transfer agent system, we want to make sure you understand the new procedures and that you know how to take advantage of the new features. Please call or send us a note if we can help make the new system more user-friendly.

      If you have any questions about any of our investments or strategy, please feel free to call.

Best regards,

/S/ WALLACE R. WEITZ                      /S/ THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                      COST          VALUE
---------  -----------                                                                  ------------   ------------
                        CORPORATE BONDS -- 22.3%
A          $   500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                   $    500,003   $    500,187
A              500,000  Salomon, Inc. Sr. Notes 7.125% 8/01/99                               500,000        500,450
A              500,000  Phillip Morris Notes 7.125% 8/15/02                                  500,000        506,343
BBB            500,000  Tenneco, Inc. Notes 8.075% 10/01/02                                  498,940        515,258
               750,000  Superior Financial Corp. Sr. Notes 8.65% 4/01/03                     750,000        736,298
A+              48,000  Homeside, Inc. 11.25% 5/15/03                                         48,000         54,840
Ba3          1,100,000  USA Networks, Inc. 7.0% 7/01/03                                    1,081,666      1,109,625
             1,000,000  Countrywide Home Loans, Inc. 6.85% 6/15/04                           995,483      1,000,897
               250,000  Local Financial Corp. 11.0% 9/08/04                                  250,000        260,000
BBB          1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                              1,000,000      1,027,139
BB-            750,000  Century Communications Sr. Notes 9.5% 3/1/05                         800,225        774,375
A              600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05                597,679        593,446
BBB-           375,000  CalEnergy Sr. Notes 9.5% 9/15/06                                     401,812        404,143
BBB            500,000  Harcourt General 6.5% 5/15/11                                        485,734        455,000
AA-          1,000,000  Merrill Lynch 7.15% 7/30/12                                        1,000,000        967,551
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                           1,042          1,063
                                                                                        ------------   ------------
                                Total Corporate Bonds                                      9,410,584      9,406,615
                                                                                        ------------   ------------

                        MORTGAGE-BACKED SECURITIES -- 18.8%
AAA             13,023  Fannie Mae 11.0% 1/01/01 (Avg. Life 0.7 years)                        13,141         13,424
AAA            500,000  Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Avg.
                         Life 1.5 years)                                                     496,029        505,988
AAA             33,986  Freddie Mac 9.5% 9/01/03 (Avg. Life 1.7 years)                        33,986         35,475
AAA            500,000  Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18
                         (Avg. Life 2.8 years)                                               486,852        497,698
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20
                         (Avg. Life 3.1 years)                                             1,003,467      1,008,493
AAA            500,000  Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21
                         (Avg. Life 3.8 years)                                               490,973        493,993
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21
                         (Avg. Life 5.2 years)                                               992,307        984,107
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21
                         (Avg. Life 5.4 years)                                               976,994      1,005,335

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING    FACE AMOUNT                                                                      COST          VALUE
---------  -----------                                                                  ------------   ------------
                        MORTGAGE-BACKED SECURITIES -- (CONTINUED)
AAA        $ 1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09
                         (Avg. Life 5.5 years)                                          $  1,003,518   $  1,005,395
AAA            500,000  Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21
                         (Avg. Life 5.7 years)                                               495,626        496,935
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21
                         (Avg. Life 5.9 years)                                             1,019,178      1,003,205
AAA            911,553  Fannie Mae 6.5% 6/01/18 (Avg. Life 6.7 years)                        910,471        889,082
                                                                                        ------------   ------------
                                Total Mortgage-Backed Securities                           7,922,542      7,939,130
                                                                                        ------------   ------------

                        TAXABLE MUNICIPAL BONDS -- 2.7%
AAA            325,000  Baltimore Maryland 7.25% 10/15/05                                    329,009        340,791
AAA            500,000  Stratford Connecticut 6.55% 2/15/13                                  500,000        497,726
AAA            120,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                                120,000        121,200
AAA            175,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                               175,000        175,438
                                                                                        ------------   ------------
                                Total Taxable Municipal Bonds                              1,124,009      1,135,155
                                                                                        ------------   ------------

                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 51.3%
AAA          2,000,000  Fannie Mae 5.75% 4/15/03                                           1,994,645      1,978,806
AAA          1,000,000  Federal Home Loan Bank 5.125% 9/15/03                              1,000,000        963,065
AAA         10,000,000  Fannie Mae 5.88% 3/25/04                                           9,990,088      9,780,620
AAA            100,000  U.S. Treasury Note 8.25% 5/15/05                                     103,081        102,437
AAA          1,000,000  Freddie Mac 7.09% 6/01/05                                          1,000,687      1,003,916
AAA          1,000,000  Fannie Mae 7.27% 8/24/05                                           1,000,458      1,002,295
AAA          2,000,000  Federal Home Loan Bank 6.04% 9/08/05                               2,000,000      1,948,898
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                                500,506        504,864
AAA            500,000  Freddie Mac 6.407% 2/22/06                                           497,489        492,837
AAA          1,000,000  Fannie Mae 7.15% 10/11/06                                            989,317        994,582
AAA          1,000,000  Fannie Mae 6.56% 11/26/07                                          1,000,000        983,644
AAA          1,000,000  Fannie Mae 6.50% 3/19/08                                             992,699        965,042
AAA          1,000,000  Freddie Mac 6.41% 7/15/13                                          1,014,500        946,830
                                                                                        ------------   ------------
                                Total U.S. Government and Agency Securities               22,083,470     21,667,836
                                                                                        ------------   ------------

                  WEITZ SERIES FUND, INC. -- FIXED INCOME FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING      SHARES                                                                         COST          VALUE
---------  -----------                                                                  ------------   ------------
                        COMMON STOCKS -- 0.6%
                46,500  Hanover Capital Mortgage Holdings, Inc.                         $    422,645   $    249,938
                                                                                        ------------   ------------

                        CONVERTIBLE PREFERRED STOCKS -- 2.1%
                30,100  Redwood Trust, Inc. 9.74% Pfd. Class B                               805,489        890,772
                                                                                        ------------   ------------

                        NON-CONVERTIBLE PREFERRED STOCKS -- 0.6%
Caa              5,000  Crown American Realty Trust 11% Pfd. Series A                        222,500        235,625
                                                                                        ------------   ------------


              FACE
             AMOUNT
           -----------
                        SHORT-TERM SECURITIES -- 0.1%
           $    33,709  Norwest U.S. Government Money Market Fund                             33,709         33,709
                                                                                        ------------   ------------
                                Total Investments in Securities                         $ 42,024,948     41,558,780
                                                                                        ------------   ------------
                                                                                        ------------
                        Other Assets Less Liabilities -- 1.5%                                               625,872
                                                                                                       ------------
                                Total Net Assets -- 100%                                               $ 42,184,652
                                                                                                       ------------
                                                                                                       ------------
                                Net Asset Value Per Share                                              $      11.05
                                                                                                       ------------
                                                                                                       ------------

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                                       9

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                        JUNE 30, 1999 - QUARTERLY REPORT

                                                                    July 7, 1999

Dear Shareholder:

      The Government Money Market Fund closed the second quarter with a 7-day yield of 4.2% and a 30-day yield of 4.1%.

      Short-term interest rates rose during the quarter as the market anticipated the Federal Reserve's next monetary move, which happened to be an increase in the federal funds rate on the last day of the quarter. The Fed cited the strong domestic economy, tight labor markets, and firming world-wide economies as reasons to reverse some of the monetary insurance taken during the credit crisis of last fall.

      Our strategy is to invest in liquid short-term Government securities that have a weighted average maturity of less than 90 days. The returns on such securities will continue to be affected by near-term monetary policy. Given the Fed's recent action, we would expect that the return on our portfolio will increase over the ensuing months as short-term investments mature and we are able to reinvest at higher rates.

      If you have any question about the mechanics of the fund or our investment strategy, please feel free to call.

        Best regards,

        /S/ WALLACE R. WEITZ              /S/ THOMAS CARNEY

        Wallace R. Weitz                  Thomas D. Carney
        President, Portfolio Manager      Portfolio Manager

                            WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                                    VALUE
---------  -----------                                                                                 ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 99.1%*
   AAA     $ 1,657,000  Federal Home Loan Bank Discount Note 4.795% 7/16/99                            $  1,653,769
   AAA       5,000,000  U.S. Treasury Bill 4.286% 8/5/99                                                  4,979,583
   AAA       1,577,000  Federal Farm Credit Bank Discount Note 4.938% 8/11/99                             1,568,325
   AAA       5,500,000  Federal Home Loan Bank Discount Note 4.87% 8/13/99                                5,468,795
   AAA       3,753,000  Federal Farm Credit Bank Discount Note 5.041% 8/24/99                             3,725,247
   AAA       4,000,000  Federal Home Loan Bank Discount Note 5.0% 9/24/99                                 3,954,100
   AAA         500,000  U.S. Treasury Bill 4.67% 11/4/99                                                    492,143
   AAA       2,900,000  U.S. Treasury Bill 4.523% 11/12/99                                                2,852,936
                                                                                                       ------------
                            Total U.S. Government and Agency Securities                                  24,694,898
                                                                                                       ------------
                        SHORT-TERM SECURITIES -- 1.3%
               309,498  Norwest Treasury Money Market Fund, 4.255%                                          309,498
                                                                                                       ------------
                            Total Investments in Securities (Cost $25,004,396)**                         25,004,396
                                                                                                       ------------
                        Other Assets Less Liabilities -- (0.4%)                                             (93,163)
                                                                                                       ------------
                            Total Net Assets -- 100%                                                   $ 24,911,233
                                                                                                       ------------
                                                                                                       ------------

*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of the shareholders of Weitz Series Fund, Inc. -- Fixed Income Fund and Government Money Market Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
508593